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EXHIBIT 4.1

NUMBER	SHARES
CUSIP 292764 107
ENOC	SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK

[ENERNOC LOGO]
ENERNOC, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
PAR VALUE $0.001 PER SHARE, OF

ENERNOC, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the Bylaws of the Corporation, each as from time to time amended.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of EnerNOC, Inc. and the facsimile signature of its duly authorized officers.

Dated:
/s/TIMOTHY G. HEALY CHAIRMAN and CEO		/s/DAVID B. BREWSTER TREASURER and PRESIDENT
[SEAL]
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT -		Custodian

TEN ENT—	as tenants by the entireties		(Cust)		(Minor)
JT TEN—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)
		UNIF TRF MIN ACT -	Custodian (until age )
under Uniform Transfers
(Minor)
To Minors Act) (State)

        Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP OF ASSIGNEE)

Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE (S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S. E. C. RULE 17Ad-15.

        Pursuant to Section 151 of the Delaware General Corporation Law, EnerNOC, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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  EXHIBIT 4.1